                                                                    EXHIBIT 10.2

                   AMENDMENT TO LOAN AND SECURITY AGREEMENT
                   ----------------------------------------


     THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 14th day of May, 1997, by and between CMC HEARTLAND PARTNERS, a Delaware general partnership ("Borrower"), and LASALLE NATIONAL BANK, a national banking association ("Bank").

                             W I T N E S S E T H:

     WHEREAS, Bank and Borrower entered into that certain Loan and Security Agreement dated as of March 15, 1996 (the "Agreement"), and now desire to amend such Agreement pursuant to this Amendment.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

     23.  Incorporation of the Agreement.  All capitalized terms which are not
          ------------------------------
defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and
                                              -----------
provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

     24.  Amendment of the Agreement.  The Agreement is hereby amended as
          --------------------------
follows:

          (a)  The definitions of the terms "Assignment of Rents", "Mortgage",
                                             -------------------    --------
"Pledge Agreement", "Revolving Credit Maturity Date" and "Revolving Note" set
-----------------    ------------------------------       --------------
forth in Paragraph 1.1 are hereby amended and restated to read in their entirety
         -------------
as follows:

               "Assignment of Rents" means that certain Assignment of Rents and
                -------------------
     Leases dated as of March 15, 1996 between Borrower and Bank, as amended by that certain Amendment to Assignment of Rents and Leases dated as of May 14, 1997, as the same may be further amended, modified or supplemented from time to time.

               "Mortgage" means that certain Mortgage and Security Agreement
                --------
     dated as of March 15, 1996, made by Borrower in favor of Bank with respect to the Mortgaged Properties, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, as the same may be further amended, modified or supplemented from time to time.

               "Pledge Agreement" means that certain Pledge Agreement dated as
                ----------------
     of March 15, 1996, as amended by that Amendment to Pledge Agreement dated as of May 14, 1997, each made by Borrower in favor of the Bank pledging $500,000 in cash or cash equivalents as an interest reserve pursuant to a certificate of deposit having a rolling maturity of 180 days or less.

               "Revolving Credit Maturity Date" means May 1, 1998.
                ------------------------------

               "Revolving Note" means that certain Substitute Revolving Note
                --------------
     dated as of May 14, 1997 made by Borrower in favor of Bank, in the original maximum principal amount available of Five Million Dollars ($5,000,000), as the same may be amended, modified or supplemented from time to time, and together with any renewals thereof or exchanges or substitutes therefor.

          (b)  Paragraph 2.1 is hereby amended by deleting the phrase "Three
               -------------
Million Dollars ($3,000,000)" and replacing it with the phrase "Five Million Dollars ($5,000,000)".

          (c)  Paragraph 7.1 is hereby amended by deleting the phrase "$300,000"
               -------------
and replacing it with "$500,000".

          (d)  Paragraph 8.1(n)(i) is hereby amended and restated in its
               -------------------
entirety to read as follows:

               (i)  Compliance.  Except as disclosed in Schedule 8.1(n) hereto,
                    ----------                          ---------------
          to the best of Borrower's knowledge, no Mortgaged Property is listed on any local, state and/or federal lists of potentially contaminated sites, including, without limitation, the National Priorities List, CERCLIS or any state or federal hazardous waste site or leaking underground storage tank lists, and each Mortgaged Property and Borrower (with respect to each Mortgaged Property) has been and is currently in compliance with all applicable Environmental Laws.
          Except as disclosed in Schedule 8.1(n) hereto, there has been no past,
                                 ---------------
          and there are no, to the best of Borrower's knowledge, pending or threatened Environmental Claims to which Borrower is a party which relate to any Mortgaged Property. All required governmental permits and licenses are in effect, and Borrower is in compliance therewith. Except as disclosed in Schedule 8.1(f) hereto or Schedule 8.1(n)
                                 ---------------           ---------------
          hereto, Borrower has not received any notice of any Environmental Claims (A) respecting Borrower that materially affects Borrower's financial condition, or (B) respecting any Mortgaged Property, or (C) respecting any off-site facility to which any Hazardous Material has been sent for off-site treatment, recycling, reclamation, reuse, handling, storage, sale or disposal the eventual resolution of which Borrower believes will materially affect Borrower's financial condition.

          (e)  Paragraph 8.1(n)(ii) is hereby amended by inserting the phrase
               --------------------
"except as disclosed in Schedule 8.1(n) hereto," immediately after the phrase
                        ---------------
"To the best of Borrower's knowledge," appearing in the fourth to last line and the last line of such paragraph appearing on page 20 of the Agreement.

          (f)  Paragraph 8.2(g)(i) is hereby amended and restated in its
               -------------------
entirety to read as follows:

               (i) Borrower must maintain, at all times, Tangible Net Worth in excess of $15,000,000.

          (g)  Paragraph 8.3(d) is hereby amended and restated in its entirety
               ----------------
to read as follows:

               (d)  Debt.  Incur, create, assume, become or be liable in any
                    ----
          manner with respect to or permit to exist, any Debt, obligations or indebtedness in excess of $1,000,000 in the aggregate, except for the permitted Debt set forth on Schedule 8.3(d).
                                      ---------------

          (h)  Paragraph 8.3(g) is hereby amended and restated in its entirety
               ----------------
to read as follows:

               (g)  Partnership Interests/Distributions.  Redeem, retire,
                    -----------------------------------
     purchase or otherwise acquire, directly or indirectly any partnership interests of Borrower or other evidence of ownership interest, or declare or pay any capital distributions from Borrower or make any distribution of Borrower's property or assets; provided, however, that Borrower may make distributions to its partners of an amount not to exceed One Million Eight Hundred Thousand Dollars ($1,800,000) in the aggregate if, and only if, the funds used to pay such distributions arise directly from the proceeds of the sale of a portion of the 10.3 acre Goose Island Industrial Park in Chicago, Illinois.

          (i) The address for notices for the Bank appearing on the signature page of the Agreement is hereby amended by deleting the words "120 South LaSalle Street" and replacing it with the words "135 South LaSalle Street."

     25.  Representations and Warranties; Covenants.  The representations and
          -----------------------------------------
warranties set forth in Paragraph 8.1 and all covenants set forth in Paragraphs
                        -------------                                ----------
8.2 and 8.3 of the Agreement (other than representations, warranties and
-----------
covenants made as of a certain date and except as set forth on the schedules to such representations, warranties and covenants attached hereto as Exhibit 1
                                                                  ---------
replacing (or, in the case of Schedule 8.1(e), supplementing) the schedules
                              ---------------
delivered in connection with the Agreement on March 15, 1996) shall be deemed remade and affirmed as of the date hereof by Borrower, except that any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

     26.  No Breach or Default.  Borrower hereby represents and warrants that no
          --------------------
Event of Default, breach or default has occurred under the Agreement. Borrower further represents and affirms that there are no defenses, setoffs, claims or counterclaims which could be asserted against Bank related to the Agreement.

     27.  Conditions Precedent.
          --------------------

     (i)  Documentation.  Prior to entering into this Amendment, Bank shall have
          -------------
          received the following documents, each in form and substance satisfactory to it:

          (a)  Substitute Term Note executed by Borrower;

          (b)  Amendment to Mortgage and Security Agreement executed by
Borrower;

          (c)  Amendment to Assignment of Rents and Leases executed by Borrower;

          (d)  Amendment to Environmental Indemnity Agreement executed by
Borrower;

          (e) Amendment to Pledge Agreement executed by Borrower, together with an additional deposit of $200,000 to Borrower's Certificate of Deposit Account;

          (f) Secretary's/Partners' Certificate of Borrower regarding authorization and incumbency;

          (g) Date Down Endorsement to Loan Title policy amended to reflect the new amount of the Substitute Term Note; and

          (h)  Closing Bring-Down Certificate of Borrower.

     (ii) Fees and Expenses.  Borrower shall have paid all fees owed to Bank and
          -----------------
          reimbursed Bank for all expenses due and payable hereunder on or before the date hereof including, but not limited to, a 1/4 of 1% closing fee on the $2,000,000 increase in Borrower's Revolving Credit Commitment of $5,000 and counsel fees related to the preparation and negotiation of this Amendment and the documents and instruments delivered in connection herewith.

     28.  Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                              CMC HEARTLAND PARTNERS,
                              a Delaware general partnership

                                    By:  MILWAUKEE LAND COMPANY,
                                         a Delaware corporation and an
                                         authorized general partner

                                    By:_________________________________________
                                    Its:________________________________________



                                    By:  HEARTLAND PARTNERS, L.P.,
                                         a Delaware limited partnership and an
                                         authorized general partner

                                    By:  Milwaukee Land Company
                                    Its: General Partner

                                    By:_________________________________________
                                    Its:________________________________________



                                    LASALLE NATIONAL BANK


                                    By:_________________________________________
                                    Its:________________________________________

                                   EXHIBIT 1
                                   ---------

                         UPDATED DISCLOSURE SCHEDULES
                         ----------------------------


     Schedule 8.1(e)     Certain Other Obligations

     Schedule 8.1(f)     Litigation

     Schedule 8.1(n)     Environmental Matters

     Schedule 8.1(s)     Affiliates

     Schedule 8.1(z)     Insurance

     Schedule 8.3(b)     Permitted Transactions

     Schedule 8.3(d)     Permitted Debt

     Schedule 8.3(e)     Permitted Investments

                                Schedule 8.3(d)
                                ---------------

                                Permitted Debt
                                --------------

Debt, obligations or indebtedness secured by the Mortgaged Properties pursuant to that certain Loan and Security Agreement, dated March 16, 1996, between Bank and Borrower, as amended by that certain Amendment to Loan and Security Agreement, dated as of May 14, 1997, by and between Bank and Borrower.